Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]

PBS HOLDING, INC.

PBHG

March 2006

Safe Harbor Statement

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our 2004 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, which can be found on the Securities and Exchange Commission website, www.sec.gov.

3/14/06

Company Overview

PBS is a holding company that through
its subsidiaries provides
comprehensive, value-added human
resource services.

[LOGO]

Investment Summary

•                  Large, High Growth PEO Market

•                  $51 Billion in Revenues/Year (NAPEO)

•                  Avg. NAPEO Member Grew 20%/yr in Recent Years

•                  Strategic Acquisition

•                  Fragmented Industry - 700 PEO’s in 50 States

•                  Recouping Revenue from Strategic Relationships

•                  Aggressive Expansion into New Markets

•                  Seasoned Management

PBS Key Facts

Symbol	OTCBB: PBHG
Corporate Headquarters	Universal City, TX
Stock Price(1)	$0.60 bid - $0.65 ask
52-Week Trading Range	$0.09 - $1.01
Shares (basic & fully diluted)	10,893,367
Float (shares)	652,379
Market Cap.(2)	$7,080,688
Insider Ownership	94%
Full Time Employees	16
Fiscal Year	December, 31
Accounting Firm	Matson & Associates

(1). Quoted 3/15/206. Quoted on Yahoo Finance.

(2). Current shares times ask price as of 3/15/2006, as quoted on Yahoo Finance.

Management & Board

•                  Rick Matthews – Chairman, President & CEO:

•                  13 years PEO industry experience; 22 years Insurance industry experience; Founded Primary Business Systems LLC 1999, 10 years corporate executive.

•                  Amanda Sinclair(3) – COO & Director:

•                  6 years PEO industry experience; 2001 PBS Payroll Manager; 2002 Operations Manager; 2002 Corporate Secretary & Director PBS Holding Inc; 2003 Chief Operations Officer

•                  Ron Newton – VP Sales:

•                  5 years PEO industry experience; Certified PBS Sales Professional 2004, 2005, 2006; Top Sales producer 2003, 2004, 2005

•                  Mike Ellis - Director:

•                  Director November 2005; Currently employed at Trinity University San Antonio, TX; 2000 VP Clear Blue Media; 1991 President Marketbas Inc; 1984 President Advanced Therapeutic Products

(3). Amanda Sinclair is the daughter of Rick Matthews.

Competitive Advantages

•                  Comprehensive Service Offering

•                  HR Outsourcing

•                  Permanent/Temporary Staffing

•                  Insurance

•                  Cross selling opportunities between subsidiaries

•                  Strengthens Customer Relationships

•                  Keeps the “Fox out of the Henhouse”

•                  Personalized “Hands-On” Service

•                  Industry Leading Accuracy (99.99%)

•                  Effective Sales Process

PBS Structure

PBS Holding, Inc

Staffing	Outsourcing		Insurance

Concord Staffing	HR Employment		Consumer Insurance
Services (Div.)	Management		Agency LLC (Div.)

	Primary Business Systems, LLC	Primary HR Services, LLC

•	Outsourcing:	Primary Business Systems, LLC
Primary HR Services

•	Staffing:	Concord Staffing Services

•	Insurance :	Consumer Insurance Agency(4)

(4). Affiliated with principals of PBS. Expected to merge Q2/2006.

PBS Operating Units

•                  Primary Business Services LLC (Est. 1999)

•                  PEO - Professional Services Organization

•                  Licensed in Texas

•                  Focuses on business with 5-50 employees

•                  Net Revenues of $ 4.8 mm

•                  Services: Payroll Processing & Tax Compliance, HR & Benefit Administration, Safety and Risk Management

•                  Concord Staffing Service (Est. 2003)

•                  Staffing Industry - Texas Market

•                  Temporary Staffing,  Seasonal & Peak-Season Staffing

•                  Serves PEO clients and others

•                  Net Revenues of $ 120K

•                  Primary HR Services LLC (Est. 2004)

•                  “Scale-up” PEO services in Mississippi

•                  Net Revenues $54k

•                  Consumers Insurance Agency LLC (Est. 2002)

•                  Full Lines Agency – General Liability, Commercial Auto, Property & Equipment and Umbrella

•                  Privately owned by Affiliates Rick Matthews (45%) Amanda Sinclair (10%)

•                  Serves PBS & PBS clients and general market

•                  Licensed in Texas and Mississippi

•                  Revenues $200k (un-audited)

•                  Expected inclusion into PBS by Second Quarter 2006

PBS Historical Performance

•                  Growth Company Focused on Expanding Market Share

•                  Successive Year-to-Year Quarterly Growth

•                  Net Revenues Increased 9 quarters through 4Q 05

•                  Enhanced Profit Margins

•                  Gross Profit Increased 10 Quarters through 4Q 05

($ in 000’s)	1Q04	2Q04	3Q04	4Q04	FY04	1Q05	2Q05	3Q05	4Q05	FY05
Net Revenue	$548	$782	$950	$1,057	$3,339	$1,022	$1,228	$1,359	$1,294	$4,919
Net Rev. Growth	-38%	11%	27%	205%	24%	86%	57%	43%	22%	47%
Gross Profit	$175	$300	$369	$446	$1,282	$273	$540	$565	$375	$1,766
Gross Profit Margin	32%	38%	39%	42%	38%	27%	44%	42%	29%	36%

Historical Performance

[CHART]

PBS Growth Strategy

•                  Maintain Strong Internal Growth

•                  Grew Revenue Up 24% in FY 2004

•                  Grew Net Revenue 47% in FY 2005

•                  New Market Development

•                  Entered Mississippi Market 2004

•                  Entered Houston Market Late 2005

Growth Strategy

•                  Strategic Acquisitions Focusing on the Southern States along the I-10 Corridor

•                  Provide Operational Economies

•                  Improves Cost Structure

•                  Staffing Synergies

•                  Increase Market Share

Heart Acquisition

•                  Definitive LOI Acquire Heart Employee Leasing

•                  Acquisition Benefits

•                  Operational economies

•                  Improves cost structure

•                  Staffing synergies

•                  Increases Company Net Revenues to + $10 mm

•                  Proposed Terms: $5mm

•                  $3.5 mm cash

•                  $1.5 mm Redeemable Convertible Preferred Stock

•                  Targeting April 26 Close

Impact on Financial Performance

	Heart Historical		Historical Pro-Forma (Combined)		Projected Pro-Forma (Combined)
($ in 000’s)	FY04	FY05	FY04	FY05	FY06	FY07
Net Revenue	$6,181	$5,371	$9,520	$10,290	$12,349	$14,819
Gross Profit	$2,192	$2,416	$3,659	$4,603	$5,573	$6,688
Gross Profit Margin	35%	46%	40%	45%	45%	45%
EBITDA	$737	$1,094	$1,285	$1,570	$2,063	$2,596
Net Income	$462	$696	$741	$939	$1,325	$1,671

Projected Growth(5)

[CHART]

(5). Anticipates combination of Heart Employee Leasing, Inc. and 20%internal growth.

Capital Structure

	Current	Pro Forma(6)
Common Shares Issued & Outstanding	10,839,367	10,839,367
Cashless Warrants, 2 yrs @ $0.12	105,000	105,000
Warrants, 2 yrs @ $0.40	134,375	134,375
Cashless Warrants, 2 yrs @ $0.43	210,000	210,000
Cashless Warrants, 5 yrs @ $0.60	450,000	450,000
Private Placement		8,000,000
1.5mm Convertible Preferred, 2:1 conversion ratio		3,000,000
Fully Diluted Shares	11,738,742	22,738,742

(6). Company Pro Forma of proposed acquisition as of target acquisition date.

Comparable Analysis

HR Companies	HR Category	PE Ratio(7)
Gevity HR (GVHR)	HR Outsourcing	18
Spherion (SFN)	Staffing Services	52
Administaff Inc. (ASF)	HR Outsourcing	45
Kelly Services (KEYLA)	Staffing Services	24
Barrett Business Systems (BBSI)	HR Outsourcing	20
HR Services Industry(8)	Entire Industry	37
Private Company Valuations(9)		3 to 5 EV/EBITDA

(7). As reported on Yahoo Finance 3/3/2006. Rounded down to nearest single digit.

(8). Industry defined on Yahoo Finance as Staffing and Outsourcing Services. As reported on 3/3/2006.

(9). As reported by IBBA.

Summary

•                  High-Growth HR Provider

•                  Comprehensive Value-Add Services

•                  Negotiating Major Acquisition

•                  Heart Employee Leasing Inc.

•                  Anticipated Doubling Net Revenues of PBS

•                  Implement Strategic Acquisition Plan

[GRAPHIC]

PBS HOLDING, INC.

Focus on the Business of Business